CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

DERIVED INFORMATION   3/29/04

$355,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$700,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/04 cutoff date.  Approximately 11.6% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,051
Total Outstanding Loan Balance	$691,571,196	*	Min	Max
Average Loan Current Balance	$170,716		$5,360	$855,000
Weighted Average Original LTV	80.3%	**
Weighted Average Coupon	7.15%		4.50%	14.50%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	7.20%
Weighted Average Margin	6.55%		3.63%	11.46%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	2
% First Liens	98.8%
% Second Liens	1.2%
% Arms	81.1%
% Fixed	18.9%
% of Loans with Mortgage Insurance	2.7%

*

Total collateral will be [$700,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
0.01 - 25,000.00	60	0.1	815,869	11.70	164	656	94.6	86.4	77.5	100.0	15.8
25,000.01 - 50,000.00	184	1.1	7,324,437	9.64	304	626	85.6	65.7	86.4	48.3	37.3
50,000.01 - 75,000.00	413	3.8	26,058,255	8.25	344	620	81.6	66.1	83.1	12.9	40.0
75,000.01 - 400,000.00	3,231	83.6	578,147,233	7.13	357	620	80.1	55.0	92.7	0.1	50.9
400,000.01 - 500,000.00	129	8.5	58,847,248	6.71	357	629	81.6	61.5	94.7	0.0	59.9
500,000.01 - 600,000.00	20	1.6	10,886,471	6.71	359	642	81.6	40.1	100.0	0.0	66.4
600,000.01 - 700,000.00	11	1.0	7,078,510	6.36	359	621	78.3	73.2	100.0	0.0	45.8
700,000.01 - 800,000.00	1	0.1	720,000	5.63	360	759	84.7	100.0	100.0	0.0	100.0
800,000.01 >=	2	0.2	1,693,174	5.65	359	711	70.6	100.0	100.0	0.0	49.5
Total:	4,051	100.0	691,571,196	7.15	356	622	80.3	56.2	92.6	1.2	51.3

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 0	4	0.0	285,683	8.63	358	0	74.9	35.0	80.0	0.0	0.0
476 - 500	3	0.1	453,508	8.11	358	500	77.6	100.0	100.0	0.0	100.0
501 - 525	165	3.6	25,048,364	8.09	358	516	73.3	75.7	98.8	0.0	81.9
526 - 550	287	6.9	47,584,239	8.02	358	539	75.1	70.5	97.0	0.0	76.5
551 - 575	450	9.9	68,635,533	7.71	357	563	77.2	65.5	96.4	0.1	68.5
576 - 600	678	17.0	117,279,419	7.19	357	587	80.9	68.1	96.7	0.6	59.1
601 >=	2,464	62.5	432,284,450	6.89	355	656	81.7	48.8	90.1	1.7	41.9
Total:	4,051	100.0	691,571,196	7.15	356	622	80.3	56.2	92.6	1.2	51.3

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 80.00	2,575	65.5	453,191,381	7.01	357	621	74.9	51.1	92.5	0.0	52.1
80.01 - 85.00	369	9.3	64,630,199	7.26	358	607	84.4	56.7	91.5	0.0	70.6
85.01 - 90.00	553	14.9	102,929,223	7.16	358	620	89.8	71.1	90.2	0.1	52.0
90.01 - 95.00	236	4.8	33,222,547	7.43	353	633	94.8	75.2	95.6	3.0	41.1
95.01 - 100.00	318	5.4	37,597,846	8.31	337	657	99.8	60.0	100.0	19.0	16.2
Total:	4,051	100.0	691,571,196	7.15	356	622	80.3	56.2	92.6	1.2	51.3

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Primary	3,669	92.6	640,714,639	7.13	356	619	80.5	57.0	100.0	1.3	51.6
Second Home	42	1.0	6,979,716	6.90	356	656	75.8	25.0	0.0	0.5	58.5
Investment	340	6.3	43,876,841	7.45	355	658	79.0	50.2	0.0	0.4	45.7
Total:	4,051	100.0	691,571,196	7.15	356	622	80.3	56.2	92.6	1.2	51.3

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Documentation Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Full	2,393	56.2	388,788,950	7.03	355	609	81.3	100.0	93.9	1.4	54.1
Reduced	844	21.3	147,112,330	7.27	356	653	81.1	0.0	92.3	1.3	14.6
No Income/ No Asset	113	3.0	20,411,507	7.00	357	665	76.2	0.0	86.7	0.0	58.9
Stated Income / Stated Assets	701	19.6	135,258,409	7.38	357	620	77.4	0.0	90.4	0.7	82.1
Total:	4,051	100.0	691,571,196	7.15	356	622	80.3	56.2	92.6	1.2	51.3

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 10.00000	3,818	98.3	680,015,261	7.08	357	622	80.2	56.2	92.6	0.2	51.6
10.00001 - 10.50000	56	0.6	4,494,462	10.32	323	574	82.7	54.7	94.9	27.5	47.1
10.50001 - 11.00000	63	0.5	3,275,765	10.88	318	608	90.1	70.8	97.2	68.0	34.3
11.00001 - 11.50000	27	0.2	1,113,692	11.28	272	613	91.5	90.3	98.9	68.8	24.7
11.50001 - 12.00000	53	0.2	1,312,071	11.88	214	635	92.5	55.4	84.3	78.7	20.8
12.00001 - 12.50000	9	0.0	292,634	12.44	255	644	90.6	40.9	93.8	71.5	52.4
12.50001 - 13.00000	20	0.1	910,388	12.83	230	651	99.8	7.2	98.5	100.0	33.6
13.00001 - 13.50000	2	0.0	101,334	13.15	237	634	100.0	0.0	100.0	100.0	0.0
13.50001 - 14.00000	2	0.0	27,909	13.75	330	631	100.0	100.0	100.0	100.0	0.0
14.00001 - 14.50000	1	0.0	27,681	14.50	329	668	100.0	0.0	100.0	100.0	0.0
Total:	4,051	100.0	691,571,196	7.15	356	622	80.3	56.2	92.6	1.2	51.3

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Purchase	1,855	43.1	298,206,820	7.17	356	644	83.7	52.2	92.0	2.3	0.0
Refinance - Rate Term	244	5.6	38,549,675	7.23	356	613	79.9	59.3	92.9	0.0	0.0
Refinance - Cashout	1,952	51.3	354,814,701	7.12	356	605	77.5	59.3	93.2	0.4	100.0
Total:	4,051	100.0	691,571,196	7.15	356	622	80.3	56.2	92.6	1.2	51.3

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 40.00	1,768	41.5	286,732,154	7.19	357	625	79.3	51.4	90.6	0.5	56.0
40.01 - 45.00	936	23.3	161,162,166	7.13	356	631	80.9	51.0	94.2	1.7	44.0
45.01 - 50.00	1,059	27.7	191,344,999	7.12	355	615	82.3	63.8	94.1	2.0	49.0
50.01 - 55.00	277	7.3	50,655,319	7.09	353	603	76.8	71.4	94.6	0.5	56.4
55.01 - 60.00	10	0.2	1,496,171	7.47	345	634	80.7	63.0	72.2	0.0	56.4
60.01 >=	1	0.0	180,387	6.88	355	634	73.9	0.0	100.0	0.0	100.0
Total:	4,051	100.0	691,571,196	7.15	356	622	80.3	56.2	92.6	1.2	51.3

Original Penalty Period	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
0	559	13.4	92,981,799	7.42	355	645	81.9	36.0	83.8	1.2	40.5
6	1	0.0	99,737	6.88	357	751	80.0	100.0	0.0	0.0	0.0
12	188	5.6	38,667,984	7.06	355	624	80.0	53.2	91.0	0.8	56.8
21	92	3.6	24,556,827	6.56	359	650	79.7	62.5	97.4	0.0	31.9
24	2,426	59.2	409,558,967	7.18	356	610	80.5	62.3	95.2	1.2	54.6
30	2	0.0	217,836	8.75	356	631	93.8	100.0	100.0	0.0	27.0
33	8	0.4	2,607,437	6.08	357	692	87.5	73.7	100.0	0.0	45.9
36	723	16.5	114,113,676	6.99	354	631	78.6	52.9	91.6	1.8	53.2
60	52	1.3	8,766,932	7.00	357	677	80.1	17.4	70.8	0.0	20.7
Total:	4,051	100.0	691,571,196	7.15	356	622	80.3	56.2	92.6	1.2	51.3